Ivy Funds

Supplement dated October 13, 2016 to the

Ivy Funds Prospectus

dated July 29, 2016

as supplemented September 30, 2016

The following information supplements and supersedes any contrary information in the prospectus:

Name Change

Effective October 14, 2016, the name of Ivy Money Market Fund is changed to Ivy Government Money Market Fund.

Prospectus Changes

Effective October 14, 2016, the Prospectus is revised as follows:

The following replaces the first and second paragraphs in the “Principal Investment Strategies” section for Ivy Government Money Market Fund on page 174:

Ivy Government Money Market Fund seeks to achieve its objective by investing, under normal circumstances, at least 99.5% of its total assets in: (1) debt securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), (2) repurchase agreements that are fully collateralized by cash and/or government securities, and/or (3) cash. The Fund also has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in government securities and/or repurchase agreements that are fully collateralized by government securities. The Fund’s investments in government securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, a dollar-weighted average life of 120 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Ivy Investment Management Company (IICO), the Fund’s investment manager, selects securities for the Fund in compliance with the maturity, quality, diversification and liquidity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). IICO may look at a number of factors in selecting securities for the Fund, including the credit quality of the particular issuer or guarantor of the security, along with the liquidity, maturity and yield.

The following is added at the end of the “Principal Investment Strategies” section for Ivy Government Money Market Fund on page 174:

The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. “Government money market funds” are exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. While the Board of Trustees of Ivy Funds (Board) may elect in the future to subject the Fund to liquidity fees or redemption gates, the Board has not elected to do so at this time and has no current intention to do so.

The second, third, fourth and fifth paragraphs in the “Principal Investment Risks” section are deleted for Ivy Government Money Market Fund on page 174.

The “Principal Investment Risks – Company Risk” bullet point is deleted in its entirety for Ivy Government Money Market Fund on page 174.

The following is inserted following the last sentence of the “Principal Investment Risks – Credit Risk” section for Ivy Government Money Market Fund on page 174:

U.S. government securities generally have the least credit risk, but are not completely free from credit risk. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.

The following replaces the “Principal Investment Risks – Money Market Fund Regulatory Risk” section for Ivy Government Money Market Fund on page 175:

■	Money Market Fund Regulatory Risk. In accordance with amendments to money market fund rules adopted by the Securities and Exchange Commission, the Fund has converted to a “government money market fund.” This conversion may require additional changes to the Fund’s investment strategies and operations and may negatively affect the Fund’s expenses, operations, returns and liquidity. The conversion of money market funds to “government money market funds,” in general, could lead to supply issues within the U.S. Treasury securities market as demand increases for U.S. government securities.

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The following is inserted as a new bullet point immediately following the “Principal Investment Risks – Money Market Fund Regulatory Risk” section for Ivy Government Money Market Fund on page 175:

■	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities.

The following is inserted as a new bullet point immediately following the “Principal Investment Risks – Reinvestment Risk” section for Ivy Government Money Market Fund on page 175:

■	Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income to decline and may impact the Fund’s performance.

The following is added after the second paragraph in the “Performance” section for Ivy Government Money Market Fund on page 175:

Effective October 14, 2016, the Fund changed its name and investment strategy to reflect that it is classified as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. Performance prior to October 14, 2016 reflects the Fund’s former investment strategy as a prime money market fund, which permitted investments in certain types of securities that, as a government money market fund, the Fund is no longer permitted to hold.

The following replaces the first, second and third paragraphs in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Government Money Market Fund on page 211:

Ivy Government Money Market Fund: The Fund seeks to achieve its objective to provide current income consistent with maintaining liquidity and preservation of capital by investing, under normal circumstances, at least 99.5% of its total assets in: (1) debt securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), (2) repurchase agreements that are fully collateralized by cash and/or government securities, and/or (3) cash. The Fund also has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in government securities and/or repurchase agreements that are fully collateralized by government securities. There is no guarantee, however, that the Fund will achieve its objective. The Fund’s investments in government securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. The Fund also may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed-delivery or forward commitment basis.

The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). “Government money market funds” are exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. While the Board may elect in the future to subject the Fund to liquidity fees or redemption gates, the Board has not elected to do so at this time and has no current intention to do so.

The second, third and fourth paragraphs of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Government Money Market Fund on page 212 are deleted in their entirety.

The following replaces the “Additional Information about Principal Investment Strategies, Other Investments and Risks – Ivy Government Money Market Fund – Principal Risks” section on page 212:

Principal Risks. An investment in Ivy Government Money Market Fund is subject to various risks, including the following:

■ Amortized Cost Risk ■ Credit Risk ■ Income Risk ■ Interest Rate Risk ■ Management Risk ■ Market Risk	■ Money Market Fund Regulatory Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Reinvestment Risk ■ Repurchase Agreements Risk ■ U.S. Government Securities Risk

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The following replaces the “Additional Information about Principal Investment Strategies, Other Investments and Risks – Ivy Government Money Market Fund – Non-Principal Risks” section on page 212:

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Government Money Market Fund may be subject to other, non-principal risks, including the following:

■	Redemption Risk
■	When-Issued and Delayed-Delivery Transaction Risk

The following replaces the “Defining Risks – Money Market Fund Regulatory Risk” section on page 223:

Money Market Fund Regulatory Risk — As a money market fund, Ivy Government Money Market Fund is subject to the specific rules governing money market funds and is subject to regulation by the SEC. In July 2014, the SEC adopted final rules governing money market funds, which will affect the manner in which money market funds are structured and operated. In accordance with the final rules, the Fund has converted to a “government money market fund.” The precise impact of this conversion on the Fund’s structure and operations and on the money market fund industry in general has not yet been determined, but any related changes to the Fund’s investment strategy and operations and/or any impact on the trading and value of money market instruments may negatively affect the Fund’s expenses, operations, returns and liquidity. The conversion of money market funds to “government money market funds,” in general, could lead to supply issues within the U.S. Treasury securities market as demand increases for U.S. government securities.

The following is inserted immediately following the “Defining Risks – REOC-Related Risk” section on page 224:

Repurchase Agreements Risk — Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income to decline and may impact the Fund’s performance.

The following is inserted immediately following the “Defining Risks – Value Stock Risk” section on page 226:

When-Issued and Delayed-Delivery Transaction Risk — Ivy Government Money Market Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. If the other party to a delayed-delivery transaction fails to deliver to pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

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